Lease Commitments	12 Months Ended
Dec. 31, 2012
Lease Commitments
Lease Commitments

We lease properties and equipment for use in our operations. In addition to rent, the leases may require us to pay directly for taxes, insurance, maintenance and other operating expenses or to pay higher rent when operating expenses increase. Rental expense, net of sublease income, was $335 million in 2012, $380 million in 2011 and $381 million in 2010.

The future minimum rental commitments under non-cancelable operating leases follow:
(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017	After 2017
Lease commitments	$184	$162	$132	$85	$74	$618